DEPRECIATION AND AMORTIZATION (Tables)	12 Months Ended
Dec. 31, 2020
Depreciation and amortisation expense [abstract]
Disclosure of detailed information about depreciation and amortisation
The components of depreciation and amortization expense are as follows:

(US$ Millions) Years ended Dec. 31,	2020	2019	2018
Depreciation and amortization of real estate assets	$249	$283	$264
Depreciation and amortization of non-real estate assets(1)	70	58	44
Total depreciation and amortization	$319	$341	$308
(1)The partnership adopted IFRS 16 in 2019 using the modified retrospective method. The comparative information has not been restated and is reported under the accounting standards effective for those periods. For the year ended December 31, 2020, included $10 million (2019 - $9 million) of depreciation expense relating to right-of-use property, plant and equipment.